                                                                   EXHIBIT 10.17

______________________________________________________________________________
                     ROBB PECK McCOOEY CLEARING CORPORATION

                                      AND

                      INTERNATIONAL VERONEX RESOURCES LTD.

                             _____________________



                         PLACEMENT AGENT'S COMMON STOCK

                               WARRANT AGREEMENT



                          Dated as of November 7, 1997


    ________________________________________________________________________

     PLACEMENT AGENT'S WARRANT AGREEMENT dated as of November 7, 1997 between INTERNATIONAL VERONEX RESOURCES LTD., a British Columbia corporation (the "Company") and, ROBB PECK McCOOEY CLEARING CORPORATION a New York corporation (hereinafter referred to variously as the "Holder" or the "Placement Agent").

                              W I T N E S S E T H
                              -------------------


     WHEREAS, the Company proposes to issue to the Placement Agent warrants (the "Firm Warrants") to purchase an aggregate of up to 100,400 shares of common stock, no par value, of the Company ("Common Stock") and additional warrants under certain circumstances (the "Additional Warrants") (the Firm Warrants and the Additional Warrants are hereinafter collectively referred to as the "Warrants"); and

     WHEREAS, the Placement Agent has agreed pursuant to the sales agency agreement (the "Sales Agency Agreement") dated as of September 11, 1997 between the Placement Agent and the Company, to sell on behalf of the company in a private offering (the "Offering') pursuant to Regulation D under the Securities Act of 1933, as amended (the "Act") up to 1,200,000 Units (the "Units"), each Unit consisting of one share of Common Stock and one Redeemable Common Stock Purchase Warrant, each of which entitles the holder to purchase one share of Common Stock at $8.00 per share, subject to adjustment; and


     WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on the closing date of the Offering (the "Closing Date") by the Company to the Placement Agent in consideration for $.001 per warrant and as part of the compensation in connection with the Offering;

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Grant.  (a) Firm Warrants.  The Holder is hereby granted the right to
         -----
purchase, at any time from November 7, 1997 until 5:30 P.M., New York time, until November 6, 2002 (the "Warrant Exercise Term"), up to an aggregate of 100,400 shares of the Company's Common Stock (the "Warrant Shares") at an initial exercise price (subject to adjustment as provided in Section 8 hereof) of $4.00 per Share, subject to the terms and conditions of this Agreement.

                 (b) Additional Warrants. The Company hereby agrees to issue to the Placement Agent such number of Additional Warrants as shall equal 20% of the additional warrants issued to the purchasers of the Units in the Offering. The Additional Warrants shall be issued simultaneously with the issuance of the additional warrants to the purchasers of Units in the Offering, but in no event not later than December 15, 1998. The Additional Warrants shall be on the same terms as the Firm Warrants, except the initial exercise price of the Additional Warrants shall be $1.00 per share.

     2.  Warrant Certificates.  The warrant certificates (the "Warrant
         --------------------
Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

     3.  Exercise of Warrant.
         -------------------


     (S)3.1 The Firm Warrants initially are exercisable at an initial exercise price of $4.00 per share, and the Additional Warrants initially are exercisable at an initial exercise price $1.00 per share, payable by certified or official bank check in New York -Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant
                          -------
Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

     3A. Redemption.
         ----------

     3A.1 The Warrants are redeemable, in whole or in part, at the option of the Company, for $.10 per Warrant at any time, provided that (i) the closing bid price of the Company's Common Stock is at least $10.00, and the trading volume of the of the Common Stock is not less than 30,000 shares per day, on each of the 20 consecutive trading days ending within 10 days of the date of the notice of redemption; (ii) the Company's Common Stock is listed on a national exchange or the Nasdaq Stock Market; (iii) the Warrant Shares have been registered for public distribution under the Act; and (iv) all of the Redeemable Common Stock Purchase Warrants sold in the Offering have been redeemed, or are simultaneously being called for redemption with the Warrants, or, if less than all of such Redeemable Common Stock Purchase warrants are being so redeemed or called for redemption, then the percentage of such outstanding Redeemable

Common Stock Purchase Warrants being so redeemed or called for redemption shall be not less than the percentage of outstanding Warrants then being redeemed or called for redemption.

     3A.2 Procedure for redemption. (a) In the event that fewer than all of the then outstanding Warrants are to be redeemed, the Warrants to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors or any other method selected by the Board of Directors which is not inconsistent with applicable law.

          (b) In the event the Corporation shall redeem the Warrants, notice of such redemption (the "Notice of Redemption") shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the Warrants to be redeemed at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the aggregate number of Warrants to be redeemed from all holders of record, and, if less than all the Warrants held by a holder are to be redeemed from such holder, the number of Warrants to be redeemed from such holder; (iii) the redemption price; and (iv) the place or places where certificates for such Warrants are to be surrendered for payment of the redemption price.

          (c) Notice having been mailed as provided in Section 3A(b), from and after the redemption date (unless default shall be made by the Company in providing money for the payment of the redemption price of the Warrants called for redemption), and such Warrants shall no longer be deemed to be outstanding, and all rights of the holders thereof as Warrantholders of the Company (except the right to receive from the Company the redemption price) shall cease. Upon surrender, in accordance with the Notice of Redemption of the certificates for any Warrants so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), such Warrants shall be redeemed by the Company at the aforesaid redemption price. In the event that fewer than all the Warrants represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed Warrants without cost to the holder thereof.

     4.  Issuance of Certificates.  Upon the exercise of the Warrants, the
         ------------------------
issuance of certificates for Warrant Shares or other securities, properties or rights underlying such Warrants shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of
Section 7 hereof) be issued in the name of, or in such names as may be directed
-------
by, the Holder thereof; provided, however, that the Company shall not be
                        --------  --------
required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     The Warrant Certificates and the certificates representing the Warrant Shares (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or Chief Executive Officer, President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

     5.  Restriction on Transfer of Warrants.  Upon exercise, in part or in
         -----------------------------------
whole, of the Warrants, certificates representing the Warrant Shares, shall bear a legend substantially similar to the legend set forth in Section 7.1.

         The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that the Warrants are being acquired as an investment and not with a view to the distribution thereof.

     6. Exercise Price.
        --------------

     (S)6.1 Initial and Adjusted Exercise Price.  Except as otherwise provided
            ------- --- -------- -------- ------
in Section 8 hereof, the initial exercise price of each Firm Warrant shall be
   -------
$4.00 and the initial exercise price of each Additional Warrant shall be $1.00. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.
                       -------

     (S)6.2  Exercise Price.  The term "Exercise Price" herein shall mean the
             --------------
initial exercise price or the adjusted exercise price, depending upon the context.

     7.  Registration Rights.
         -------------------

     (S)7.1  Registration Under the Securities Act of 1933.  The Warrants, the
             ---------------------------------------------
Warrant Shares and any of the other securities issuable upon exercise of the Warrants have not been registered under the Act. Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Shares and any of the other securities issuable upon exercise of the Warrants (collectively, the "Warrant Securities") shall bear the following legend:

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable,

          Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

          The securities represented by this certificate are subject to a hold period and may not be traded in British Columbia until November 7, 1998 except as permitted by the securities act (British Columbia) and regulations made thereunder.

     (S)7.2  Piggyback Registration.  If, at any time, the Company proposes to
             ----------------------
register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8, or any successor form) it will give written notice by registered or certified mail, postage prepaid, at least thirty (30) days prior to the filing of each such registration statement, to each of the Placement Agent and to all other Holders of the Warrants and/or the Warrant Securities of its intention to do so. If any of the Placement Agent or other Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford each of the Placement Agent and such Holders (the "Requesting Holders") of the Warrants and/or Warrant Securities the opportunity to have any such Warrants and/or Warrant Securities registered under such registration statement (the "Registration Statement"); provided, however, that if, in the written opinion of the Company's managing underwriter for such offering, the inclusion of all or a portion of the Warrant and/or Warrant Securities requested to be registered, when added to the securities being registered by the Company or any selling shareholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the entire offering, then the Company may exclude from any offering which includes only securities to be sold by the Company, all or a portion of the Warrant and/or Warrant Securities which the managing underwriter states in writing will materially and adversely affect the offering it has been requested to register; provided, further, that any Warrant and/or Warrant securities so excluded shall nevertheless be registered to be sold in a separate prospectus as long as the Registered Holder agrees not to publicly sell such Warrant and/or Warrant Securities, without the consent of the Underwriter for a period of six months from the effective date of the Registration Statement. If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holders and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above) the aggregate number of Warrant and/or Warrant Securities to be offered by Requesting Holders pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Requesting Holders) as the original number of Warrant and/or Warrant Securities proposed to be sold by the Requesting Holders bears to the total original number of securities proposed to be offered by the Requesting Holders and the other selling security holders;
   -------
provided, however, that any Warrant and/or Warrant Securities so excluded shall nevertheless be registered to be sold in a separate prospectus as long as the Registered Holder agrees not to publicly sell such Warrant and/or Warrant Securities, without the consent of the Underwriter for a period of six months from the effective date of the Registration Statement.

     Notwithstanding the provisions of this Section 7.2, the Company shall have
                                            --------
the right at any time after it shall have given written notice pursuant to this

Section 7.2 (irrespective of
-------
whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.


     (S)7.3 Demand Registration.


     (a) At any time commencing after six months from the date hereof, and only in the event the Company has not previously filed and caused to be declared effective, a registration statement covering the Warrant Securities, the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the' Warrants) shall have the right (which right is in addition to the registration rights under Section 7.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission") , on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Placement Agent and such Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Holders and any other Holders of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

     (b) The Company covenants and agrees to give written notice of any registration request under this Section 7.3 by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Securities within ten
(10) days from the date of the receipt of any such registration request.

     (c) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within the time period specified in Section 7.4(a) hereof pursuant to the written notice specified in Section
   -------                                                           -------
7.3(a) of a Majority of the Holders of the Warrants and/or Warrant Securities, the Company agrees that upon the written notice of election of a Majority of the Holders of the Warrants and/or Warrant Securities it shall repurchase (i) any and all Warrant Securities at the higher of the Market Price (as defined in
Section 8.1(a)) per share of Common Stock on (x) the date of the notice sent
-------
pursuant to Section 7.3(a) or (y) the expiration of the period specified in
Section 7.4(a) and (ii) any and all Warrants at such Market Price less the exercise prices of such Warrants. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 7.4(a) or (ii) the delivery of the written notice of election specified in this Section 7.3(c).



     (S)7.4  Covenants of the Company With Respect to Registration.  In
             -----------------------------------------------------
connection with any registration under Section 7.2 or 7.3 hereof, the Company
                                       -----------
covenants and agrees as follows:


     (a) The Company shall use its best efforts to file a registration statement within sixty (60) days of receipt of any demand therefor, shall use its best efforts to have any registration statements declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested. Such Registration Statement shall include the Additional Warrants and the Warrant Shares issuable upon exercise of the Additional Warrants irrespective of whether any Additional Warrants have been issued at the time of the filing of such Registration Statement, unless the Company shall have attained $24,000,000 in revenues during the period from September 11, 1997 to November 30, 1998.

     (b) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 7.2 and 7.3(a) hereof
                                          --------
including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section 7.4(a), the Company shall, in addition to any other
                  --------
equitable or other relief available to the Holder(s), be liable for any or all incidental, special and consequential damages and damages due to loss of profit sustained by the Holder(s) requesting registration of their Warrant Securities.

     (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder (s) , provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.


     (d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20
(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") , against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company had agreed to indemnify the Placement Agent contained in Section 10 of the Sales
                                                         ----------


Agency Agreement.

     (e) The Holder(s) of the Warrants and Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20
                                                                    -------
(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions contained in Paragraph 12 of the Sales Agency Agreement pursuant to which the Placement Agent has agreed to indemnify the Company.

     (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

     (g) The Company shall use its best efforts not to permit the' inclusion of any securities other than the Warrants and Warrant Securities, and the securities sold in the Offering, to be included in any registration statement filed pursuant to Section 7.3 hereof, or permit any other registration statement
                  -------
to be or remain effective during the effectiveness of a registration statement filed pursuant to Section 7.3 hereof, without the prior written consent of the
                  -------
Holders of the Warrants and Warrant Securities representing a majority of such securities.

     (h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.


     (i) The Company as soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Placement Agent, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of
Section 11 (a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.


     (j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and the managing underwriters copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request.

     (k) The Company shall enter into an underwriting agreement, containing only usual and customary terms, with the managing underwriters selected for such underwriting by Holders holding a Majority of the Warrant Securities requested to be included in such underwriting. Such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter.

     The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

     (1) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act, or exemption therefrom.

     8.  Adjustments to Exercise Price and Number of Securities.
         -------------------------------------------------------


     (S)8.1(a)(i)  Computation of Adjusted Exercise Price.  Except as
                   --------------------------------------
hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (other than the issuances or sales referred to in Section 8.7 hereof), including shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants, to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing
(A) an amount equal to the sum of X the product of (a) the Exercise Price in effect immediately prior to such issuance or sale, reduced, but not below .001, by the positive difference between the (u) Exercise Price per share of Common Stock on the date immediately prior to the issuance or sale and (v) the amount per share received in connection with such issuance or sale, multiplied by (b) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale;

provided, however, that in no event shall the Exercise Price be
--------  -------
adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 8.3
                                                                  -------
hereof.

              (ii) In addition to the other adjustments set forth in this
Section 8, in the event the Company fails to achieve $24,000,000 in revenue during the period September 11, 1997 to November 30, 1998, the exercise price shall be deemed automatically reduced to $1.00 per share, as adjusted for stock splits and recapitalizations.


          (b) For the purposes of this Section 8 the term Exercise Price shall
                                       ---------
mean the Exercise Price per share of Common Stock set forth in Section 6 hereof,
                                                               ---------
as adjusted from time to time pursuant to the provisions of this Section 8.
                                                                 -------



     For the purposes of any computation to be made in accordance with this
Section 8.1, the following provisions shall be applicable:
-----------


              (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith; and the balance of the consideration which is other than cash, if any, shall be determined in accordance with paragraph 8.1(b)(ii).

          (ii) In case the Company shall issue shares of Common Stock for consideration wholly or partly other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors by any method that the Board of Directors deems appropriate (provided, however, that in the event
                                          -----------------
that any such shares of Common Stock are to be issued to any person or entity in which any director or directors of the Company has an interest, such determination shall be made solely by those members of the Board of Directors who have no such interest).

          (iii) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (iv) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (ii) of this Section 8.1.
                                                                 -------

          (v) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, warrants and upon the conversion or exchange of convertible or exchangeable securities.

          (vi) As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or by the Nasdaq Stock Market, National Market or SmallCap ("Nasdaq"), or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted by Nasdaq, the average closing bid price as furnished by the NASD through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     (S)8.2  Options. Rights Warrants and Convertible and Exchangeable
             ---------------------------------------------------------
Securities.  In case the Company shall at any time after the date hereof issue
----------
options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price in effect or the Market Price immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 8.1 hereof, provided that:
                                  -----------

          (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

          (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

          (c) If any change shall occur in the price per share provided for in any of the options rights or warrants referred to in subsection (a) of this
     Section 8.2, or in the price per share at which the securities referred to
     -------
     in subsection (b) of this Section 8.2 are convertible or exchangeable, such
                               -------
     options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.


     (S)8.3   Subdivision and Combination.  In case the Company shall at any
              ---------------------------
time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.



     (S)8.4  Adjustment in Number of Securities.  Upon each adjustment of the
             ----------------------------------
Exercise Price pursuant to the provisions of this Section 8, the number of
                                                  -------
Warrant Securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Securities issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.



     (S)8.5  Definition of Common Stock.  For the purpose of this Agreement, the
             --------------------------
term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock, consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.



     (S)8.6  Merger or Consolidation.  In case of any consolidation of the
             -----------------------
Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this
                                         -------
subsection shall similarly apply to successive consolidations or mergers.



     (S)8.7  No Adjustment of Exercise Price in Certain Cases.  No adjustment
              ------------------------------------------------
of the Exercise Price shall be made:



          (a) Upon the issuance or sale of the Common Stock sold in the Offering or the shares of Common Stock issuable upon the exercise of these Warrants or the Warrants sold in the Offering, or the conversion or exercise of securities outstanding on the date hereof; or shares of Common Stock issued or issuable pursuant to the Company's 1997 contingent Stock Option Plan; or up to 250,000 shares of Common Stock issuable upon exercise of options and shares of Common Stock issuable under the Company's Stock Option Plans approved by the shareholders.


          (b) If the amount of said adjustment shall be less than two cents ($.02) per Warrant Security provided, however, that in such case any
                                 --------  -------
     adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($.02) per Warrant Security.


     (S)8.8  Dividends and Other Distributions. In the event that the Company
             ----------------------------------
shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 8.8.


     9.  Exchange and Replacement of Warrant Certificates.  Each Warrant
         ------------------------------------------------
Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

     10.  Elimination of Fractional Interests.  The Company shall not be
          -----------------------------------
required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock or other securities, properties or rights.


     11.  Reservation and Listing of Securities.  The Company shall at all times
          -------------------------------------
reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed and/or quoted.


     12.  Notices to Warrant Holders.  Nothing contained in this Agreement shall
          --------------------------
be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

          (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

          (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property assets and business as an entirety shall be proposed; then, in any one or more of said events the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     13.  Notices.
          -------

     All notices requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, postage prepaid, return receipt requested:

          (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

          (b) If to the Company, to the address of the Company's principal executive office or to such other address as the Company may designate by notice to the Holders.

     14.  Supplements and Amendments.  The Company and the Placement Agent may
          --------------------------
from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates (other than the Placement Agent) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem shall not adversely affect the interests of the Holders of Warrant Certificates.

     15.  Successors.  All the covenants and provisions of this Agreement shall
          ----------
be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

     16.  Termination.  This Agreement shall terminate at the close of business
          -----------
on November 6, 2003. Notwithstanding the foregoing, the indemnification provisions of Section 7(d) and (e) shall survive such termination until the
              -------
close of business on November 6, 2005.

     17.  Governing Law: Submission to Jurisdiction.  This Agreement and each
          -----------------------------------------
Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

     The Company, the Placement Agent and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Placement Agent and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Placement Agent and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed
                         -------
personal service on the earlier of when delivered, or (ii) three (3) business days after mailing is attempted to be delivered, and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, the Placement Agent and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     18.  Entire Agreement: Modification.  This Agreement (including the Sales
          ------------------------------
Agency Agreement to the extent portions thereof are referred to herein) contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

     19.  Severability.  If any provision of this Agreement shall be held to be
          ------------
invalid or unenforceable, such invalidity or nonenforceability shall not affect any other provision of this Agreement.

     20.  Captions.   The caption headings of the Sections of this Agreement are
          --------
for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

     21.  Benefits of this Agreement.  Nothing in this Agreement shall be
          --------------------------
construed to give to any person or corporation other than the Company and the Placement Agent and any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Placement Agent and any other Holder(s) of the Warrant Certificates or Warrant Securities.

     22.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

     [SEAL]                  INTERNATIONAL VERONEX RESOURCES LTD.



                             By:  _____________________________________
                                  Name:
                                  Title:

________________________
Secretary


                                  ROBB PECK McCOOEY CLEARING
                                  CORPORATION



                             By:  _____________________________________
                                  Name:
                                  Title:

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL NOVEMBER 7, 1998 EXCEPT AS PERMITTED BY THE SECURITIES ACT (BRITISH COLUMBIA) AND REGULATIONS MADE THEREUNDER.

                            EXERCISABLE ON OR BEFORE
                   5:30 P.M., NEW YORK TIME, November 7, 2002
No. RPPA-1                                                      100,400 Warrants
                              WARRANT CERTIFICATE

     This Warrant Certificate certifies that ROBB, PECK, McCOOEY CLEARING CORPORATION, or registered assigns, is the registered holder of One Hundred Thousand, Four Hundred (100,400) Warrants to purchase initially, at any time from November 7, 1997 until 5:30 p.m. New York time on November 7, 2002 ("Expiration Date"), up to 100,400 fully-paid and non-assessable shares of common stock, no par value ("Common Stock") of INTERNATIONAL VERONEX RESOURCES LTD., a British Columbia corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $4.00 per share of Common Stock upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the placement agent's common stock warrant agreement dated as of November 7, 1997 between the Company and ROBB PECK McCOOEY CLEARING CORPORATION, (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

     No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such numbered unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.


Dated as of November 7, 1997

[SEAL]                            INTERNATIONAL VERONEX RESOURCES LTD.


Attest:                           By:____________________________________
                                       David A. Hite
______________________________         Chairman of the Board
Secretary

                        [FORM OF ELECTION TO PURCHASE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _____________ shares of Common Stock and herewith tenders in payment for such securities a certified or official bank check payable in New York Clearing House funds to the order of INTERNATIONAL VERONEX RESOURCES LTD. in the amount of $________________, all in accordance with the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of _____________________________ whose address is ________________________________________________________ and
that such Certificate be delivered to _______________________________ whose address is _______________________________________________.


Dated:


                              Signature ________________________________________
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate



                              __________________________________________________
                              Insert social Security or other Identifying Number of Holder

                                ASSIGNMENT FORM
                                ---------------


The Holder hereby assigns and transfers unto

Name

_____________________________________________________________
     (Please typewrite or print in block letters)

Address

_____________________________________________________________
_____________________________________________________________

the right to purchase Common Stock of ___________________________ represented by this Warrant to the extent of ____________ shares of common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the same on the books of
_____________________________ with full power of substitution in the premises.


Date:  _______________, 199__



                                       __________________________________
                                       Name of Registered Holder


                                       __________________________________
                                       Signature


                                       __________________________________
                                       Signature, if held jointly